UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 28, 2012

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

(Former Name, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On June 28, 2012, Remark Media, Inc. (the “Company”) completed the merger (the “Merger”) contemplated by (i) the Agreement and Plan of Merger dated as of February 26, 2012, among the Company, Banks.com, Inc. (“Banks.com”) and Remark Florida, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub merged with and into Banks.com and Banks.com  survived the Merger as a wholly-owned subsidiary of Remark Media.  At the effective time of the Merger, each share of the outstanding common stock of Banks.com was converted into the right to receive 0.0258 shares of Remark Media common stock, for an aggregate of 671,332 shares of Remark Media common stock.  The outstanding shares of Banks.com preferred stock, including all accrued and unpaid dividends as of the date of closing of the Merger on such preferred stock, a Note and a Warrant, all of which are held by Daniel M. O’Donnell, President and Chief Executive Officer of Banks.com, and his affiliates, were converted into cash in the aggregate amount of $300,000 and the right to receive 31,452 shares of Remark Media common stock.  In connection with the Merger, Banks.com issued an Amended and Restated Promissory Note in the principal amount of $125,000 to Mr. O’Connell and his wife, a copy of which is attached hereto as Exhibit 10.1.

On June 28, 2012, the Company issued the press release attached as Exhibit 99.4 regarding the completion of the Merger.

Item 2.01   Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K with respect to the consummation of the Merger is incorporated by reference into this Item 2.01. In addition, the descriptions of the Merger contained in the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2012 are incorporated by reference into this Item 2.01, and are qualified in all respects by reference to the Agreement and Plan of Merger, a copy of which was filed as Exhibit 2.1 to such Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Amended and Restated Promissory Note in the principal amount of $125,000 payable to Kimberly and Daniel O’Donnell dated June 28, 2012

Exhibit 99.1
The unaudited condensed consolidated financial statements of Banks.com, Inc. at March 31, 2012 and March  31, 2011, and for each of the three months in the periods ended March 31, 2012 and March 31, 2011, and related notes (incorporated by reference to pages 197 through 207 of the Company’s Registration Statement on Form S-4/A (Registration No. 333-180570) filed with the SEC on June 7, 2012)

Exhibit 99.2
The audited consolidated financial statements of Banks.com, Inc. at December 31, 2011 and December 31, 2010 and for each of the two years in the period ended December 31, 2011, and related notes (incorporated by reference to pages 208 through 229 of the Company’s Registration Statement on Form S-4/A (Registration No. 333-180570) filed with the SEC on June 7, 2012)

Exhibit 99.3
The unaudited pro forma combined condensed balance sheet of the Company as of March  31, 2012, and the unaudited pro forma combined condensed statement of operations for the year ended December 31, 2011 and the three months ended March 31, 2012 (incorporated by reference to “Selected Unaudited Pro Forma Combined Financial Information” contained in the Company’s Registration Statement on Form S-4/A (Registration No. 333-180570) filed with the SEC on June 7, 2012)

Exhibit 99.4	Press Release, dated June 28, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date: June 29, 2012	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Chief Operating Officer & General Counsel